As filed with the Securities and Exchange                      File No. 2-47232
Commission on April 11, 1997                                   File No. 811-2361


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 47

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 34

                               AETNA INCOME SHARES

             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
                                 (860) 273-7834

                            Susan E. Bryant, Counsel
                    Aetna Life Insurance and Annuity Company
             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective:

       X   on May 1, 1997 pursuant to paragraph (b) of Rule 485
     -----

Aetna Income Shares has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed its Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on February 28, 1997.

                               Aetna Income Shares
                              Cross-Reference Sheet

Form N-1A
 Item No.                        Part A                               Caption in Prospectus
---------                        ------                               ---------------------
   1.          Cover Page...........................................  Cover Page

   2.          Synopsis.............................................  Fee Table

   3.          Condensed Financial Information......................  Financial Highlights

   4.          General Description of Registrant....................  Investment Objective;
                                                                      Investment Policies and Restrictions

   5.          Management of the Fund...............................  Management of the Fund

   5A.         Management's Discussion of Fund Performance..........  Not Applicable

   6.          Capital Stock and Other Securities...................  General Information;
                                                                      Tax Matters

   7.          Purchase of Securities Being Offered.................  Management of the Fund;
                                                                      Purchase and Redemption of Shares;
                                                                      Net Asset Value

   8.          Redemption or Repurchase.............................  Purchase and Redemption of Shares;
                                                                      Net Asset Value

   9.          Legal Proceedings....................................  Not applicable

Form N-1A                                                             Caption in Statement of
 Item No.                        Part B                               Additional Information
---------                        ------                               -----------------------
  10.          Cover Page...........................................  Cover Page

  11.          Table of Contents....................................  Table of Contents

  12.          General Information and History......................  General Information and History

  13.          Investment Objectives and Policies...................  General Information and History;
                                                                      Investment Objective and Policies of the
                                                                        Fund;
                                                                      Description of Various Securities and
                                                                      Investment Techniques

  14.          Management of the Fund...............................  Trustees and Officers of the Fund

  15.          Control Persons and Principal Holders of Securities..  Control Persons and Principal Shareholders
                                                                      of the Fund

  16.          Investment Advisory and Other Services.......          Investment Advisory Agreement;
                                                                      Administrative Services Agreement;
                                                                      Custodian; Independent Auditors

  17.          Brokerage Allocation.................................  Brokerage Allocation and Trading Polices

  18.          Capital Stock and Other Securities...................  Description of Shares

  19.          Purchase, Redemption and Pricing of Securities Being   Purchase and Redemption of Shares;
               Offered..............................................  Net Asset Value

  20.          Tax Status...........................................  Tax Matters

  21.          Underwriters.........................................  Principal Underwriter

  22.          Calculation of Performance Data......................  Performance Information

  23.          Financial Statements.................................  Financial Statements

                                     Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                             AETNA INCOME SHARES


                            151 Farmington Avenue
                           Hartford, CT 06156-8972
                                1-800-238-6263

                        Prospectus dated: May 1, 1997

Aetna Income Shares (Fund) is a diversified open-end management investment company whose shares are currently available to (i) variable annuity and variable life insurance separate accounts to fund variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies) issued by Aetna Life Insurance and Annuity Company (Aetna) and its affiliates and (ii) other shareholders of the Fund only through dividend reinvestment.

The Fund seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. The Fund defines reasonable risk as the degree of risk of loss that an average investor would, in light of the fund's investment policies, be willing to tolerate in seeking to maximize total return. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. Additional information about the Fund is contained in a Statement of Additional Information (Statement) dated May 1, 1997, which has been filed with the Securities and Exchange Commission (Commission) and is incorporated by reference. You can obtain a Statement, without charge, by writing to the Fund at the address listed above or by calling the Fund at 1-800-238-6263. Additional information filed with the Commission can be obtained by contacting the Commission at its Web Site (http://www.sec.gov).


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Please read this Prospectus and retain for future reference.

TABLE OF CONTENTS

FEE TABLE                                                    3
FINANCIAL HIGHLIGHTS                                         4
INVESTMENT OBJECTIVE                                         5
INVESTMENT POLICIES AND RESTRICTIONS                         5
 Investment Policies                                         5
 Industry Concentration                                      6
 Asset-Backed Securities                                     6
 Borrowing                                                   6
 Options, Futures and Other Derivatives                      6
 High-Risk, High-Yield Securities                            6
 Illiquid and Restricted Securities                          7
 Foreign Securities                                          7
 Depositary Receipts                                         7
 Mortgage-Backed Securities                                  7
 Repurchase Agreements                                       7
 Securities Lending                                          7
MANAGEMENT OF THE FUND                                       7
 Trustees                                                    7
 Investment Adviser                                          7
 Subadviser                                                  8
 Portfolio Management                                        8
 Expenses and Fund Administration                            8
GENERAL INFORMATION                                          8
 Declaration of Trust                                        8
 Capital Stock                                               8
 Shareholder Inquiries and Distribution Options              8
 Shareholder Meetings                                        8
 Voting Rights                                               8
 Mixed Funding                                               8
TAX MATTERS                                                  9
 The Fund                                                    9
 Fund Distributions                                          9
 Share Redemptions                                           9
 Tax Withholding                                             9
PURCHASE AND REDEMPTION OF SHARES                            9
NET ASSET VALUE                                             10
APPENDIX--DESCRIPTION OF CORPORATE BOND RATINGS             11


2 Aetna Income Shares

                                  FEE TABLE


The Fee Table is provided to help the investor understand the various fees and costs that an investor will bear directly or indirectly. It does not include charges due under a VA Contract or a VLI Policy. VA Contract holders and participants in retirement plans holding such Contracts (Participants) and VLI Policy holders should refer to the appropriate contract or policy prospectus for a description of the contract or policy charges or fees.

                        Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fee*                            0.40%
Other Expenses**                           0.08%
                                           ----
TOTAL FUND OPERATING EXPENSES              0.48%

 *Effective August 1, 1996, the Investment Advisory Fee was increased for the
  Fund. The Advisory Fee shown above is not based on the actual figure for the fiscal year ended December 31, 1996 but reflects the fee payable under the new Investment Advisory Agreement.

**Effective May 1, 1996, the Company began providing administrative services to the Fund and assuming the Fund's ordinary recurring direct costs under an Administrative Services Agreement. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1996, but reflect the fee payable under that Agreement.

                     Hypothetical Illustration (Example)

THE FOLLOWING EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN BELOW.

                                             1 year      3 years      5 years      10 years
                                          ----------- ------------ ------------  -------------
       You would pay the following
       expenses on a $1,000 investment,
       assuming a 5% annual return and
       redemption at the end of each time
       period:                                 $5          $15          $27          $60


Refer to the applicable VA Contract or VLI Policy prospectus for an explanation of contract/policy charges and expenses.

                                                         Aetna Income Shares 3

                             FINANCIAL HIGHLIGHTS


The selected data presented below for, and as of the end of, each of the years in the ten-year period ended December 31, 1996 are derived from the financial statements of the Fund, which statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon, are included in the Fund's Annual Report dated December 31, 1996 which is incorporated by reference into the Statement.

                                                        Years Ended December 31
                                       ----------------------------------------------------------
                                          1996       1995+       1994+      1993+       1992+
                                      ----------- ----------- ---------------------- -----------
Net asset value per share, beginning
  of year                               $ 13.001   $ 11.719    $ 13.052    $  12.759   $  13.511
                                      ----------- ----------- ---------------------- -----------
 Income from Investment
   Operations
 Net investment income                      .844       .885        .791        .854        .949
 Net realized and unrealized  gain
  (loss) on investments                    (.387)     1.237      (1.294)       .365        .039
                                      ----------- ----------- ---------------------- -----------
 Total from investment operations           .457      2.122       (.503)      1.219        .988
                                      ----------- ----------- ---------------------- -----------
Less Distributions
Dividends from net investment income       (.835)     (.840)      (.830)      (.852)     (1.070)
Distribution from realized gains on
  investments                                 --         --          --       (.074)      (.670)
                                      ----------- ----------- ---------------------- -----------
Net asset value per share, end of
  year                                  $ 12.623   $ 13.001    $ 11.719    $ 13.052    $ 12.759
                                      =========== =========== ====================== ===========
Total return*                               3.60%     18.24%      (3.80)%      9.68%       7.45%
Net assets, end of year (000's)         $643,729   $666,960    $561,704    $641,429    $530,880
Ratio of total expenses to average
  net assets                                 .39%       .32%        .33%        .31%        .31%
Ratio of net investment income to
  average net assets                        6.39%      6.97%       6.38%       6.47%       6.96%
Portfolio turnover rate                    96.41%    113.72%      74.24%      56.37%      94.26%

                                         1991+       1990+       1989+      1988+       1987+
                                      ----------- ----------- ---------------------- -----------
Net asset value per share, beginning
  of year                               $  12.307  $  12.338   $  12.060   $  12.221   $  14.108
                                      ----------- ----------- ---------------------- -----------
 Income from Investment
   Operations
 Net investment income                      .919       .826        .982       1.084       1.345
 Net realized and unrealized  gain
  (loss) on investments                    1.465       .293        .775       (.151)      (.741)
                                      ----------- ----------- ---------------------- -----------
 Total from investment operations          2.384      1.119       1.757        .933        .604
                                      ----------- ----------- ---------------------- -----------
Less Distributions
Dividends from net investment income      (1.039)    (1.110)     (1.199)     (1.094)     (2.491)
Distribution from realized gains on
  investments                              (.141)     (.040)      (.280)         --          --
                                      ----------- ----------- ---------------------- -----------
Net asset value per share, end of
  year                                  $ 13.511   $ 12.307    $ 12.338    $ 12.060    $ 12.221
                                      =========== =========== ====================== ===========
Total return*                              19.43%      9.11%      14.57%       7.63%       4.52%
Net assets, end of year (000's)         $470,760   $359,660    $302,209    $260,912    $211,542
Ratio of total expenses to average
  net assets                                 .31%       .34%        .39%        .48%        .33%
Ratio of net investment income to
  average net assets                        6.98%      6.75%       7.46%       8.24%       9.29%
Portfolio turnover rate                    97.82%     66.31%      91.64%      66.83%**    53.05%**

 + Per share data calculated using weighted average number of shares outstanding throughout the year.
 * The performance data reflects deduction of an investment advisory fee at an annual rate of 0.25% of the Fund's average daily net assets, prior to August 1, 1996 and 0.40% of average daily net assets thereafter and deductions for Fund administrative services and other expenses at cost prior to May 1, 1996, and at an annual rate of 0.08% of average daily net assets thereafter. Performance data above is for the Fund and not for the separate accounts investing in the Fund. Therefore, the performance does not reflect insurance charges for mortality and expense risks, contract maintenance charges, deferred sales charges or other charges relating to the separate account using the Fund for VA Contracts and VLI Policies. Inclusion of these expenses would reduce the total return figures.
** Includes long-term U.S. Government securities.

Additional information about the performance of the Fund is contained in the Fund's Annual Report. The Annual Report may be obtained without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800- 238-6263.


4 Aetna Income Shares

                             INVESTMENT OBJECTIVE


The investment objective of the Fund is to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. The Fund defines reasonable risk as the degree of risk of loss that an average investor would, in light of the fund's investment policies, be willing to tolerate in seeking to maximize total return. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities as defined by the Investment Company Act of 1940 (1940 Act). There can be no assurance that the Fund will meet its investment objective.

                     INVESTMENT POLICIES AND RESTRICTIONS

Investment Policies The Fund will invest at least 65% of its total assets in debt securities. It is anticipated that the portfolio's effective average maturity will normally be between three and ten years. The Fund will normally invest at least 70% of its assets in one or more of the following:

1) Debt securities or obligations (other than municipal securities) that are rated at the time of purchase within the four highest categories assigned by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (Standard & Poor's) or other rating agencies, or, if not rated, that are considered by the Fund's investment adviser and subadviser to be of comparable quality. For purposes of this policy, "debt securities or obligations" may include long-term obligations of, or guaranteed by, national or state banks, or bank holding companies.


2) Securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

3) Marketable securities or obligations of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof).

4) Commercial paper and other short-term investments having a maturity of less than one year that are considered by the investment adviser to be investment grade.

5) Cash or cash equivalents.


Additionally, the Fund may invest in debt securities which have equity features, including convertible securities, and preferred and common stocks. The Fund may also lend portfolio securities, purchase call options, write
(sell) covered call options, buy and sell put options and buy and sell interest rate futures contracts and options thereon for hedging purposes. The Fund may enter into repurchase agreements with domestic banks and broker-dealers.


The relative size of the Fund's investments in any grade or type of securities will vary from time to time depending on a number of factors, including yields, market supply and economic outlook.


Based on Standard & Poor's bond ratings, the Fund had the following monthly weighted average distribution, by quality rating, for 1996:

             Rating                     %
             ------                   -----
             AAA                      59.5%
             AA                        7.6%
             A                        11.0%
             BBB                       6.1%
             BB                        3.8%
             B                         2.2%
             Not Rated                 9.8%
                                      ----

The relative amount of the Fund's investments which will be made in any particular grade or type of securities will vary from time to time depending upon a number of factors, including yield, market supply and economic outlook. The value of debt securities may be affected by changes in general interest rates. If interest rates increase, such securities tend to decline in value; if interest rates decline, the value of those securities will normally rise. Also, there is generally a greater risk associated with higher-yielding, lower-grade debt securities.


                                                         Aetna Income Shares 5

Industry Concentration The Fund will not concentrate its investments in any one industry, and therefore, the Fund will not invest 25% or more of its total assets in securities issued by companies principally engaged in any one industry. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, banker's acceptances, or securities of banks and bank holding companies. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. Also, the Fund will not hold securities constituting more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This latter restriction applies only to 75% of the Fund's total assets and does not include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund does not invest in the securities of companies determined by the Adviser to be primarily involved in the production or distribution of tobacco products.


Asset-Backed Securities The Fund may purchase securities collateralized by a specified pool of assets, including automobile loans, home equity loans, mobile home loans, recreational vehicles or credit card receivables. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

Borrowing The Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Fund does not intend to borrow for leveraging purposes. It has the authority to do so, but only if, after the borrowing, the value of the Fund's net assets, including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.


Options, Futures and Other Derivatives The Fund may occasionally engage in hedging and other strategies using other types of derivatives to manage its exposure to changing interest rates, securities prices and currency exchange rates, or to increase its investment return. A derivative is a financial instrument the value of which is "derived" from the performance of an underlying asset (such as a security or index of securities). In addition to futures and options, derivatives include such instruments as forward contracts, swaps, structured notes, and collateralized mortgage obligations
(CMOs). A forward contract is a purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current price, with delivery and settlement at a specified future date. A swap is an exchange of one security for another and may be executed to exchange the maturities of a bond portfolio or the quality of the issues in a stock or bond portfolio. Structured notes are privately placed fixed income securities whose coupon and/or final payment depends on the return of a market index, portfolio or security. Further information about CMOs is contained in the Statement. Except for the purpose of hedging, the Fund may not invest more than 5% of its assets in derivatives which management deems to involve high risk to the Fund, such as inverse floaters, Interest Only and Principal Only Securities. The Fund may write covered call options and purchase put options, on securities and indices. Put options will be acquired only for temporary defensive purposes. The Fund may purchase call options and sell put options to close out positions previously opened by the Fund. At any one time, the Fund may not have outstanding call options on more than 30% of its assets and it may not buy put options if more than 3% of the assets of the Fund would be invested in put options.


The Fund may enter into futures contracts including index futures or options on futures contracts only for hedging purposes. The Fund may not enter into a futures contract if the current market prices of instruments required to be delivered and purchased under open futures contracts would exceed 30% of the Fund's assets. No more than 5% of the Fund's total assets may be committed to margin deposits on futures contracts.


Options and futures contracts can be volatile investments and involve certain risks. The Fund may be unable to limit losses by closing a position due to lack of a liquid market or similar factors. Losses may also occur if there is not a perfect correlation between the value of the contracts and the related securities. The use of futures may involve a high degree of leverage because of low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to the Fund. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Further information about the use of futures, options and other derivative instruments, and the associated risks, is contained in the Statement.

High-Risk, High-Yield Securities The Fund may invest up to 30% of its total assets in high-risk, high-yield securities, often called junk bonds. These securities are rated BB or below by Standard & Poor's Corporation (S&P) or Ba or below by Moody's Investors Services, Inc. (Moody's) (securities with capacity to meet interest and principal payments but greater vulnerability to default), or, if unrated, considered by the Investment Adviser to be of comparable quality. The Fund will not invest in any debt security rated lower than B by S&P or Moody's. High-risk, high-yield securities tend to offer higher yields than investment- grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest.


6 Aetna Income Shares

Illiquid and Restricted Securities The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days in the ordinary course of business without taking a materially reduced price. In addition, the Fund may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933. The Board of Trustees of the Fund (Trustees) has established a policy concerning investments in restricted and illiquid securities.

Foreign Securities The Fund may invest up to 25% of its total assets in debt and/or equity foreign securities including depositary receipts. Investments in securities of foreign issuers or securities denominated in foreign currencies involve risks not present in domestic markets. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of stock exchanges where securities may be traded, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on income payable on securities or on capital gains; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays and less publicly available information about foreign issuers.

Depositary Receipts The Fund can invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts, which are typically traded in the over-the-counter market, may be less liquid than sponsored depositary receipts and therefore may involve more risk. In addition, there may be less information available about issuers of unsponsored depositary receipts. The Fund may acquire American Depositary Receipts (ADRs) which are dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depositary receipts will be considered foreign securities for purposes of the Fund's investment limitation concerning investment in foreign securities.

Mortgage-Backed Securities The Fund may invest in mortgage-backed and other pass-through securities. Payments of interest and principal on these securities may be guaranteed by an agency or instrumentality of the U.S. Government such as the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). These securities represent part ownership of a pool of mortgage loans and principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Fund may also invest in private pass-through securities backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. In addition, the Fund may invest in collateralized mortgage obligations (CMOs) and securities issued by real estate mortgage investment conduits (REMICs). Mortgage-backed securities are subject to the same prepayment risk as asset-backed securities.

Repurchase Agreements The Fund may enter into repurchase agreements with domestic banks and broker dealers. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Fund to resell the instrument at a fixed price and time. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, the Fund may incur costs in liquidating the securities (or other collateral for the agreement) or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of the Fund to liquidate the collateral may be delayed or limited.

Securities Lending The Fund may lend its portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of the Fund's total assets. The Fund will not lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that the borrower may become insolvent or default on the loan. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral. A loan may be terminated at any time by the borrower or lender upon proper notice.

The Fund is subject to additional investment restrictions described in the Statement.


                            MANAGEMENT OF THE FUND


Trustees The operations of the Fund are managed under the direction of the Trustees. The Trustees set broad policies for the Fund. Information about the Trustees is found in the Statement.

Investment Adviser. Aetna serves as the investment adviser for the Fund and Aeltus Investment Management, Inc. (Aeltus) serves as the subadviser. Aetna is a Connecticut insurance corporation with its principal offices located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna and Aeltus (collectively, the "Adviser") are both indirect, wholly-owned subsidiaries of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc. Aetna is registered with the Commission as an investment adviser. Aetna receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund, payable monthly.


                                                         Aetna Income Shares 7

Subadviser. The Fund and Aetna have engaged Aeltus as subadviser of the Fund. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06156-1205. Aeltus is registered as an investment adviser with the Commission.

Under the Subadvisory Agreement, Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies subject to the supervision of Aetna, the Fund and the Trustees. Aeltus determines what securities and other instruments are purchased and sold by the Fund and handles certain related accounting and administrative functions, including determining the Fund's net asset value on a daily basis and preparing and providing such reports, data and information as Aetna or the Trustees request from time to time. Aeltus receives a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund, payable monthly.

Aetna has overall responsibility for monitoring the investment program maintained by the Subadviser for compliance with applicable laws and regulations and the Fund's investment objective and policies.

Portfolio Management Jeanne Wong-Boehm, Managing Director, Aeltus, has been the portfolio manager for the Fund for four years. Ms. Wong-Boehm joined the Aetna organization in 1983 as a fixed income portfolio analyst. In 1989 she was also assigned primary responsibility for the money market operations.

Expenses and Fund Administration Under an Administrative Services Agreement with the Fund effective since May 1, 1996, Aetna provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. Aetna also assumed all ordinary recurring direct costs of the Fund such as custodian fees, directors fees, transfer agency costs and accounting expenses. For the services provided under the Administrative Services Agreement, Aetna receives an annual fee, payable monthly, at a rate of 0.08% of the average daily net assets of the Fund.


                             GENERAL INFORMATION


Declaration of Trust The Fund was organized as a "Massachusetts business trust" under the laws of Massachusetts on January 25, 1984. It began operations on May 1, 1984 upon succeeding to the assets of Aetna Income Shares, Inc. Massachusetts law provides that shareholders of the Fund can, under certain circumstances, be held personally liable for the obligations of the Fund. The Fund has been structured, and will be operated in such a way, so as to ensure as much as possible, that shareholders will not be liable for obligations of the Fund. The Declaration of Trust (Declaration) contains an express disclaimer of shareholder liability for acts or obligations of the Fund under Massachusetts law, and requires that notification of this disclaimer be given in each agreement, obligation or instrument entered into by the Fund or the Trustees. A more complete discussion of potential liability of shareholders of the Fund under Massachusetts law is contained in the Statement under "Description of Shares -- Shareholder and Trustee Liability."


Capital Stock The Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Fund. All shares are nonassessable, other than as disclosed above. There are no preemptive rights.


As of March 31, 1997, there were 49,699,338 shares of the Fund outstanding, 98.949% of which were owned by Aetna and held in its separate accounts to fund Aetna's obligations under its VA Contracts and VLI Policies. An additional 0.21% of the Fund's shares were owned by affiliates of Aetna at that date. The balance of the shares were held directly by shareholders who acquired their interests before the Fund was prohibited from selling shares both directly to investors and to fund VA Contracts and VLI Policies. Direct shareholders may not purchase additional shares except through dividend reinvestments.


Shareholder Inquiries and Distribution Options Any questions about the Fund can be addressed to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263. Shareholders may elect to receive dividends and capital gains distributions in cash or to reinvest in additional shares in the Fund. See "Tax Matters--Fund Distributions" below.

Shareholder Meetings The Fund is not required to hold annual shareholder meetings. The Declaration provides for meetings of shareholders to elect Trustees at such time as may be determined by the Trustees or as required by the 1940 Act. If requested by the holders of at least 10% of the Fund's outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Trustees and will assist with communications concerning that shareholder meeting.

Voting Rights Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to the shareholders of the Fund. Voting rights are not cumulative. Persons who select the Fund for investment through their VA Contract or VLI Policy are not the shareholders of the Fund, but may have the right to direct the voting of Fund shares at shareholder meetings if required by law. Participant voting rights are discussed in the prospectus for the applicable VA Contract or VLI Policy.


Mixed Funding Because the Fund is sold to fund variable annuity contracts and variable life insurance policies issued by Aetna, certain conflicts of interest could arise. If a conflict of interest were to occur, one of the separate accounts invested


8 Aetna Income Shares
in the Fund might withdraw its investment in the Fund, which might force the Fund to sell its portfolio of securities at disadvantageous prices, causing its per share value to decrease. The Trustees have agreed to monitor events in order to identify any material irreconcilable conflicts which might arise and to determine what action, if any, should be taken to address such conflict.


                                 TAX MATTERS


The following discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this prospectus, and is subject to change by legislative or administrative action. The following discussion is for general information only; a more detailed discussion of federal income tax consideration is contained in the Statement. The term "shareholders," as used below, refers to insurance company separate accounts who hold shares in connection with variable annuity or variable life insurance contracts, or other shareholders holding direct shares of the Fund. Holders of VA Contracts or VLI Policies should consult the prospectuses of their respective contracts or policies for information concerning federal income tax consequences to them.

The Fund The Fund intends to continue to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code) concerning: (1) the diversification of assets; (2) the distribution of income; and (3) the source of income. It is the policy of the Fund to distribute all of its investment income (net of expenses) and any capital gains (net of capital losses), distributions are made to the separate accounts for shares of the Fund held under VA contracts and VLI policies and directly to other shareholders who hold shares of the Fund directly, in accordance with the timing requirements imposed by the Code. In addition, the Fund intends to comply with the variable asset diversification requirements under Section 817(h) of the Code, which are described more fully in the Statement.

Fund Distributions Distributions by the Fund to shareholders other than separate accounts of net long-term capital gains are taxable to those shareholders as long-term capital gains regardless of the length of time a shareholder has held the shares. Distributions by the Fund of its net investment income and its net short-term capital gains are taxable to shareholders as ordinary income. Distributions paid by the Fund to the insurance company separate accounts are taxable, if at all, to the separate accounts and not to the holders of VA Contracts and VLI Policies. Holders of VA contracts and VLI policies should review the prospectus for their VA Contract or VLI Policy for information regarding the tax treatment of their contracts and policies and distributions from the Fund to the separate accounts.


In general, shareholders include distributions in their taxable income in the year in which they are received (whether paid in cash or reinvested). However, distributions declared in December and paid in January are taxable as if paid on December 31 of the year of declaration. A statement will be sent to shareholders indicating the tax status of all distributions made during the previous year.


Share Redemptions Any gain or loss recognized upon a taxable disposition of a direct shareholder's shares generally will be treated as a taxable long-term or short-term capital gain or loss (depending on whether the shareholder has held the shares more than one year). Any loss realized upon a taxable disposition of a Fund's shares may be subject to limitations that are described more fully in the Statement.

Tax Withholding The Fund is be required to withhold taxes from any distributions unless the shareholder provides the Fund with a correct social security or taxpayer identification number or certifies that the shareholder is a corporation or otherwise exempt from or not subject to withholding by the Internal Revenue Service (IRS). If a shareholder is subject to backup withholding, the IRS can require the Fund to withhold 31% of taxable dividends, capital gains distributions and redemptions.

                      PURCHASE AND REDEMPTION OF SHARES

Aetna is the principal underwriter of the Fund's shares. Except for the reinvestment of dividends described under "General Information--Capital Stock," shares may only be purchased by Aetna as the depositor of variable annuity and variable life insurance separate accounts as directed by the holders of the VA Contracts or VLI Policies. Refer to the prospectus for the applicable VA Contract or VLI Policy for information on how to direct investments in or redemptions from the Fund and any fees that may apply.

Shares of the Fund are purchased and redeemed at their net asset value next determined after receipt of a purchase or redemption order in acceptable form. Shareholders redeeming directly from the Fund and not through a VA Contract or VLI Policy must provide a signature guarantee regardless of the redemption amount. Orders for the purchase or redemption of shares of the Fund that are received by the insurance company before the close of regular trading on the New York Stock Exchange (normally 4 p.m. eastern time) are effected at the net asset value per share determined that day, as described below (see Net Asset Value). The insurance company shall be the designee of the Fund for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by the Fund; provided


                                                         Aetna Income Shares 9
that the Fund receives notice of the order by 9:30 a.m. the next day on which the New York Stock Exchange is open for trading. No sales charge or redemption charge is made.

If the value of shares held directly by a shareholder is less than $1,000, the shares may be liquidated upon six months' notice. Shares will be redeemed at the net asset value determined on the day the account is closed. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the Commission.


If such a shareholder holds shares directly having a net asset value of $5,000 or more, the shareholder may establish a systematic withdrawal program. Further information about this program may be obtained from the Fund.

                               NET ASSET VALUE


The net asset value per share (NAV) of the Fund is determined as of the earlier of 15 minutes after the close of the New York Stock Exchange or 4:15 p.m. eastern time on each day that the New York Stock Exchange is open for trading. The NAV is computed by dividing the total value of the Fund's securities, plus any cash or other assets less all liabilities (including accrued expenses), by the number of shares outstanding.


Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined under the authority of the Trustees.

10 Aetna Income Shares

                                   APPENDIX
                    DESCRIPTION OF CORPORATE BOND RATINGS
                       Moody's Investors Service, Inc.

"Aaa" Rating
Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Rating
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

"A" Rating
Bonds which are rated A possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors relating to security of principal and interest are considered adequate but elements may be present which suggest possible impairment sometime in the future.

"Baa" Rating
Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics.

"Ba" Rating
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes this class of bond.

"B" Rating
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

                        Standard & Poor's Corporation

"AAA" Rating
Bonds which are rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Rating
Bonds which are rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Rating
Bonds which are rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Rating
Bonds which are rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

"BB" Rating
Bonds which are rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

"B" Rating
Bonds which are rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

   The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                                        Aetna Income Shares 11

INVESTMENT ADVISER

Aetna Life Insurance
and Annuity Company
151 Farmington Avenue
Hartford, Connecticut 06156

CUSTODIAN

Mellon Bank N.A.
One Mellon Bank Center
Pittsburgh, Pennsylvania

TRANSFER, DIVIDEND DISBURSING
AND REDEMPTION AGENT

Firstar Trust Company
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP
CityPlace II
Hartford, Connecticut 06103-4103


                      Aetna Life Insurance and Annuity Company
AIS-3


12 Aetna Income Shares

            Statement of Additional Information dated: May 1, 1997


                              AETNA INCOME SHARES

                             151 Farmington Avenue
                          Hartford, Connecticut 06156

This Statement of Additional Information (Statement) is not a prospectus and should be read in conjunction with the current prospectus for Aetna Income Shares dated May 1, 1997.

A free prospectus is available from the local Aetna office, by writing to Aetna Income Shares at the address listed above or by calling 1-800-238-6263.


                     Read the prospectus before you invest.

                               TABLE OF CONTENTS


General Information and History    .................................     2
Investment Objective and Policies of the Fund  .....................     2
Description of Various Securities and Investment Techniques   ......     3
Trustees and Officers of the Fund  .................................    14
Control Persons and Principal Shareholders of the Fund  ............    17
Investment Advisory Agreement   ....................................    18
Subadvisory Agreement  .............................................    18
Administrative Services Agreement  .................................    19
License Agreement   ................................................    19
Brokerage Allocation and Trading Policies   ........................    19
Description of Shares  .............................................    20
Purchase and Redemption of Shares  .................................    21
Principal Underwriter  .............................................    22
Tax Matters   ......................................................    22
Net Asset Value  ...................................................    27
Performance Information   ..........................................    27
Custodian  .........................................................    27
Independent Auditors   .............................................    27
Financial Statements   .............................................    28

                        GENERAL INFORMATION AND HISTORY


Aetna Income Shares (Fund) is an open-end diversified management investment company which sells its shares of beneficial interest to (i) variable annuity and variable life insurance separate accounts to fund variable annuity contracts (VA Contracts) or variable life insurance policies (VLI Policies) issued by the Aetna Life Insurance and Annuity Company (Aetna or the Company) and its affiliates and (ii) other shareholders of the Fund only through reinvestment of dividends.


                 INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The investment objective of the Fund is to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. The Fund defines reasonable risk as the degree of risk of loss that an average investor would, in light of the fund's investment policies, be willing to tolerate in seeking to maximize total return. It is anticipated that capital appreciation and investment income will both be major factors in achieving such a return. The Fund's investment adviser may, to a limited extent, cause the Fund to purchase debt securities which have equity features; preferred or common stock, (the latter principally for their income potential through dividends and option writing); or may acquire securities having a mix of these characteristics.


The Fund will operate under the following restrictions, which together with its investment objective, are matters of fundamental policy and cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined by the Investment Company Act of 1940 (1940 Act). This means the lesser of: (i) 67% of the shares of the Fund present or represented at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present or represented; or (ii) more than 50% of the outstanding voting securities of the Fund.


In pursuing its investment objective, the Fund will not:


 (1) issue any senior security, as defined in the 1940 Act, except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts or related options shall not be considered to involve the issuance of senior security; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;

 (2) with respect to 75% of the value of the Fund's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from these restrictions;


 (3) concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

 (4) make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

 (5) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into trans-

2 Aetna Income Shares
     actions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts;


 (6) borrow money, except that (a) the Fund may enter into certain futures contracts or options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;


 (7) purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or


 (8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended (1933 Act).

The Fund has also adopted certain other investment restrictions that may be changed by the Fund's Trustees and without shareholder vote. Under such restrictions, the Fund will not:


 (1) invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

 (2) invest in companies for the purpose of exercising control or management;


 (3) purchase the securities of any other investment company, except as permitted under the 1940 Act or by Order of the Securities and Exchange Commission (Commission);


 (4) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.


Where the Fund's investment objective or policies restrict it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.


          DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

The following information supplements and should be read in conjunction with the section of the prospectus entitled "Investment Policies and Restrictions."

                                                           Aetna Income Shares 3

U.S. Government Obligations

The types of U.S. Government obligations in which the Fund may invest include, but are not limited to: (1) direct obligations of the U.S. Treasury, such as U.S. Treasury bonds, notes, bills and Treasury Certificates of Indebtedness; (2) instruments issued or guaranteed by U.S. Government agencies or instrumentalities which are backed by (a) the full faith and credit of the United States, (b) the credit of the agency or instrumentality issuing the obligations, or (c) the right of the issuer to borrow from the U.S. Treasury, such as notes, bonds, and discount notes of U.S. Government instrumentalities or agencies, including Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Farmers Home Administration and Federal National Mortgage Association. (A U.S. Government instrumentality is a government agency organized under federal charter with government supervision.)

Repurchase Agreements


The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Fund's Board of Trustees (Trustees). A repurchase agreement allows the Fund to determine the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Under the 1940 Act, repurchase agreements are considered loans by the Fund. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 15 percent of the total assets of the Fund. The Fund does not intend to use reverse repurchase agreements.


Securities Lending

The Fund may lend up to one-third of its total assets, although it is anticipated that less than 10% of such assets will be on loan at any one time. In the Company's opinion, lending portfolio securities to qualified broker-dealers affords the Fund a means of increasing the yield on its portfolio. All such loans will be fully collateralized with either cash or direct obligations of the U.S. Government or agencies thereof. The Fund will be entitled either to receive a fee from the borrower or to retain some or all of the income derived from its investment of cash collateral. The Fund will continue to receive the interest or dividends paid on any securities loaned, or amounts equivalent thereto. Although voting rights will pass to the borrower of securities, whenever a material event affecting the borrowed securities is to be voted on, the Fund may terminate the loan to vote such proxy.

The primary risk the Fund assumes in loaning securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the Fund would be an unsecured creditor as to such shortage and might not be able to recover all or any part of it. A loan may be terminated at any time by the borrower or lender upon proper notice.

Foreign Securities

The Fund may invest up to 25% of its total assets in securities or obligations of foreign issuers including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof) and debt securities of foreign companies which generally are listed on recognized foreign securities exchanges or are traded in a foreign over-the-counter market. The Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%. The Fund also invests in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by

4 Aetna Income Shares
foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.


Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (1) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (2) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange (typically, Luxembourg) as well as in the United States; and (3) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries. All depositary receipts will be considered foreign securities for purposes of a Fund's investment limitation concerning investment in foreign securities.


Investments in securities of foreign issuers involve certain risks not associated with investments in securities of domestic issuers. These risks include the following:

Currency Risk--The value of the Fund's foreign investments will be effected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk--The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation and limitation upon the removal of funds or other assets could adversely affect the value of the Fund's investments.


Regulatory Risk--Foreign companies are not registered with the Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available regarding domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial standards, practices and requirements comparable to those applicable to U.S. companies. Income from foreign securities owned by the Fund may be subject to withholding taxes imposed at the source which would reduce dividend income payable to the Fund's shareholders.


Market Risk--The securities markets in many of the countries in which the Fund may invest have substantially less trading volume than the major U.S. markets. Consequently, the securities of some foreign issuers may be less liquid and experience more price volatility than comparable domestic securities. Indeed, custodian costs, as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign commission rates in foreign jurisdictions are likely to be higher than in the United States.

Interest Rate Futures Contracts and Options on Such Contracts

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specified financial instrument (debt security) or index for a specified price at a designated date, time and place. The Fund may enter into interest rate futures contracts as a hedge against changes in prevailing levels of interest rates, or in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest rates.


Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market fluctuations, the Fund may be able to hedge its exposure more effectively and


                                                           Aetna Income Shares 5
perhaps at a lower cost through using futures contracts. The Fund will not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts would exceed 30% of the Fund's total assets, (taken at market value at the time of entering into the Contract), or
(ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the Contract), would be committed to margin deposits on such futures contracts.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract.

Persons who engage in futures contracts transactions may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Fund, whose business activity involves investment in securities, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities held or expected to be acquired by them. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing equities prices.


The Fund will not enter into financial futures contracts for speculation, and will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (CFTC).


"Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after

6 Aetna Income Shares
the decline. With regard to transactions involving futures contracts, the Fund maintains a segregated account holding liquid assets in accordance with applicable Commission staff positions.


Restrictions on the Use of Futures and Option Contracts

CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in the Fund's portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions.

The Fund's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.


Call and Put Options on Securities

The Fund may purchase call options, write (sell) covered call options, and purchase and sell put options, including options on securities, indices and futures, as described in the prospectus and this Statement of Additional Information; provided, the Fund will not have call options outstanding at any one time on more than 30% of its total assets nor will it buy put options if more than 3% of the assets of the Fund immediately following such purchase would consist of put options. The purpose of writing call options and purchasing put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the net asset value per share of the Fund.


A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was settled, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, the exercise of the call option, or by entering into an offsetting transaction. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A put option gives the holder (buyer) the right to sell a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund will only write a call option or purchase a put option on a security which it already owns and will not write call options on when-issued securities. The Fund may purchase a put option on a security that it already owns and on stock indices.

The Fund will write call options and purchase put options in standard contracts listed on national securities exchanges, or write call options with and purchase put options directly from investment dealers meeting the creditworthiness criteria of the Company.

When writing a call option, the Fund, in return for the premium, gives up the opportunity to profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Company believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be used to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be segregated at the Fund's custodian.

                                                           Aetna Income Shares 7

The premium the Fund will receive from writing a call option, or the Fund will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in the statement of assets and liabilities of the Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of the Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling of an identical option in a closing transaction, or exercising the option.


Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by the Fund, are taxable as ordinary income.


Additional Risk Factors

In addition to any risk factors described above, the following sets forth certain information regarding the potential risks associated with the Fund's futures and options transactions.


Risk of Imperfect Correlation--The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's portfolio. If the values of the portfolio securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities

8 Aetna Income Shares
may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Fund would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).

The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that the Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

The Fund will purchase or sell futures contracts or options only if, in the Company's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Company's judgment will be accurate.

Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                                                           Aetna Income Shares 9

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indexes involve the risk that if the Company's investment judgment concerning the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.


Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's portfolio.

Mortgage-Related Debt Securities


Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States, with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.


Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security-holders like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to repay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by the Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.


As noted in the Prospectus, the Fund may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no prepayments-and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instru-

10 Aetna Income Shares
mentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit, subordination or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.

Asset-Backed Securities

Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

Asset-backed securities may be subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. Faster prepayments will shorten the security's average life and slower prepayments will lengthen it.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.


High-Risk, High-Yield Securities

The Fund may invest in high risk, high-yield securities (junk bonds) which are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) or, if unrated, considered to be of comparable quality by the investment adviser. These securities include:


 (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated Ba or lower by Moody's or BB or lower by S&P;

 (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

 (c) any securities convertible into any of the foregoing.

Debt obligations rated BB/Ba or lower are regarded as speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing the Fund's objectives, the Company seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which the Company believes that future developments will enhance the creditworthiness and the ratings of the issuer. The Fund will not invest in any debt security rated lower than B.

The yields earned on high risk, high-yield securities (junk bonds) generally are related to the quality ratings assigned by recognized ratings agencies. These securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

                                                          Aetna Income Shares 11

 (1) Sensitivity to Interest Rate and Economic Changes. High-risk, high-yield securities (junk bonds) are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of these securities tend not to rise as much as the prices of these other bonds.


    Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high risk, high-yield securities (junk bonds) to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high-risk, high-yield security (junk bond) owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's net asset value. Furthermore, in the case of high-risk, high-yield securities (junk bonds) structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

 (2) Payment Expectations. High-risk, high-yield securities (junk bonds), like other debt instruments, present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of junk bonds than in the case of investment-grade bonds.

 (3) Liquidity and Valuation Risks. High-risk, high-yield securities (junk bonds) are often traded among a small number of broker-dealers rather than in a broad secondary market. Purchasers of these securities in the past tended to be institutions rather than individuals, a factor that further limits the secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the values and liquidity of high-risk, high-yield securities (junk bonds) more than other securities, especially in a thinly-traded market.

 (4) Limitations of Credit Ratings. The credit ratings assigned to high-risk, high-yield securities (junk bonds) may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Company primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of the Fund's investment objective may be more dependent on the Company's own credit analysis than might be the case for a fund which does not invest in high-risk, high-yield securities (junk bonds).

 (5) Legislation. Legislation may have a negative impact on the market for high-risk, high-yield securities (junk bonds), such as legislation requiring federally-insured savings and loan associations to divest themselves of their investments in these securities.


12 Aetna Income Shares

Zero Coupon and Pay-in-Kind Securities


Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (cash payment date) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.


The risks associated with lower-rated debt securities may apply to zero coupon and pay-in-kind securities. These securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

When-Issued or Delayed-Delivery Securities

During any period that the Fund has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will maintain a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that the purchasing Fund will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the purchasing Fund's liquidity and ability to manage its portfolio. When the Fund engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to invest funds held in the segregated account more advantageously.

The Fund will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the Fund at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Convertibles

A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Convertible securities also contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Illiquid and Restricted Securities


The Fund may invest up to 15% of its total assets in illiquid securities. For this purpose, "illiquid securities" are those which cannot be sold in seven days in the ordinary course of business without taking a materially reduced price. Because of the absence of a trading market for these investments, the Fund may take longer to liquidate the position and may realize less than the amount originally paid by the Fund. The Fund may purchase securities, which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Company, under the supervision of the Trustees, will consider whether securities purchased under Rule 144A and other restricted securities are illiquid and thus subject to the Fund's restriction of investing no more than 15% of the Fund's total assets in illiquid securities. In making this determination, the Company will consider the trading markets for the specific security taking into account the unregistered nature of the Rule 144A security. In addition, the Company may consider, among other things, the (i) frequency


                                                          Aetna Income Shares 13
of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades. The liquidity of Rule 144A securities will also be monitored by the Company and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to assure that the Fund does not invest more than 15% of its total assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. At the present time, it is not possible to predict with certainty how the market for Rule 144A securities will continue to operate.

Warrants

Warrants allow the holder to purchase new shares in the issuing company at a predetermined price within either a specified length of time or perpetually. Warrants may be sold individually or attached to preferred stock or bonds.

The purchaser of a warrant expects that the market price of a security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Borrowing

The Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Fund may also borrow up to one-third of the value of its total assets from banks (including its custodian bank) to increase its holdings of portfolio securities. Leveraging by means of borrowing may affect the Fund's net asset value by exaggerating any increase or decrease in the value of portfolio securities, and money borrowed is subject to interest and other costs which may or may not exceed the income derived from the securities purchased with borrowed funds. There is no present intention to leverage the Fund.

Portfolio Turnover


Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. The Fund does not intend to make a general practice of short-term trading, although it may occasionally realize short-term gains or losses. Purchases and sales will be made whenever such action is deemed prudent and consistent with investment objectives. It is anticipated that under normal market conditions the average annual portfolio turnover rate will not exceed 125%. A high turnover rate involves greater expenses and may involve greater risk to the Fund. The portfolio turnover rates for 1995 and 1996 were 114% and 96%, respectively.

                       TRUSTEES AND OFFICERS OF THE FUND

The investments and administration of the Fund are under the direction of the Trustees. The Trustees and executive officers of the Fund and their principal occupations for the past five years are listed below. Those trustees who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). All Trustees and officers hold similar positions with other investment companies in the same Fund Complex managed by the Investment Adviser. Fund Complex presently consists of: Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B and Series C), Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc.


14 Aetna Income Shares

                                                    Principal Occupation During Past Five Years
                            Position(s) Held        (and Positions held with Affiliated Persons or
 Name, Address and Age      with Registrant         Principal Underwriters of the Registrant)
 ------------------------------------------------------------------------------------------------------------
 Shaun P. Mathews*          Trustee and             Vice President/Senior Vice President, Aetna Life
 151 Farmington Avenue      President               Insurance and Annuity Company, March 1991 to present
 Hartford, Connecticut                              and Vice President, Aetna Life Insurance Company, 1991
 Age 41                                             to present. Director and President, Aetna Investment
                                                    Services, Inc.; and Director and Senior Vice President,
                                                    Aetna Insurance Company of America, March 1991 to
                                                    present.
 ------------------------------------------------------------------------------------------------------------
 Wayne F. Baltzer           Vice President          Assistant Vice President, Aetna Life Insurance and
 151 Farmington Avenue                              Annuity Company, May 1991 to present; Vice President,
 Hartford, Connecticut                              Aetna Investment Services, Inc. July 1993 to present.
 Age 53
 ------------------------------------------------------------------------------------------------------------
 Martin T. Conroy           Vice President          Assistant Treasurer, Aetna Life Insurance and
 151 Farmington Avenue                              Annuity Company, October 1991 to present;
 Hartford, Connecticut
 Age 57
 ------------------------------------------------------------------------------------------------------------
 J. Scott Fox               Vice President and      Director and Senior Vice President, Aetna Life
 151 Farmington Avenue      Treasurer               Insurance and Annuity Company, March 1997 to
 Hartford, Connecticut                              present; Director, Managing Director, Chief
 Age 42                                             Operating Officer, Chief Financial Officer and
                                                    Treasurer, Aeltus Investment Management, Inc.
                                                    (Aeltus), April 1994 to present; Managing Director
                                                    and Treasurer, Equitable Capital Management Corp.,
                                                    March 1987 to September 1993. Director and Chief
                                                    Financial Officer, Aeltus Capital, Inc. and Aeltus
                                                    Trust Company, Inc.; Director, President and Chief
                                                    Executive Officer, Aetna Investment Management,
                                                    (Bermuda) Holding, Ltd.
 ------------------------------------------------------------------------------------------------------------
 Susan E. Bryant            Secretary               Counsel, Aetna Inc. (formerly Aetna Life and
 151 Farmington Avenue                              Casualty Company) March 1993 to present; General
 Hartford, Connecticut                              Counsel and Corporate Secretary, First Investors
 Age 49                                             Corporation, April 1991 to March 1993. Secretary,
                                                    Aetna Investment Services, Inc. and Vice President
                                                    and Senior Counsel, Aetna Financial Services, Inc.
 ------------------------------------------------------------------------------------------------------------
 Morton Ehrlich             Trustee                 Chairman and Chief Executive Officer, Integrated
 1000 Venetian Way                                  Management Corp. (an entrepreneurial company)
 Miami, Florida                                     and Universal Research Technologies, 1992 to
 Age 62                                             present; Director and Chairman, Audit Committee,
                                                    National Bureau of Economic Research, 1985 to
                                                    1992.
 ------------------------------------------------------------------------------------------------------------
 Maria T. Fighetti          Trustee                 Manager/Attorney, Health Services, New York City
 325 Piermont Road                                  Department of Mental Health, Mental Retardation
 Closter, New Jersey                                and Alcohol Services, 1973 to present.
 Age 53
 ------------------------------------------------------------------------------------------------------------
 David L. Grove             Trustee                 Private Investor; Economic/Financial Consultant,
 5 The Knoll                                        December 1985 to present.
 Armonk, New York
 Age 78
 ------------------------------------------------------------------------------------------------------------


                                                          Aetna Income Shares 15

                                                     Principal Occupation During Past Five Years
                               Position(s) Held      (and Positions held with Affiliated Persons or
 Name, Address and Age         with Registrant       Principal Underwriters of the Registrant)
 ------------------------------------------------------------------------------------------------------------
 Timothy A. Holt*              Trustee               Director, Senior Vice President, and Chief Financial
 151 Farmington Avenue                               Officer, Aetna Life Insurance and Annuity Company, February
 Hartford, Connecticut                               1996 to present; Vice President, Portfolio
 Age 43                                              Management/Investment Group, Aetna Inc. (formerly Aetna
                                                     Life and Casualty Company), June 1991 to February 1996.
                                                     Director and Vice President Aetna Retirement Holdings, Inc.
 ------------------------------------------------------------------------------------------------------------
 Daniel P. Kearney*            Trustee               Director, President, and Chief Executive Officer,
 151 Farmington Avenue                               Aetna Life Insurance and Annuity Company, December 1993
 Hartford, Connecticut                               to present; Executive Vice President, Aetna Inc. (formerly
 Age 57                                              Aetna Life and Casualty Company), December 1993 to
                                                     present; Group Executive, Aetna Inc. (formerly Aetna
                                                     Life and Casualty Company), 1991 to 1993; Director,
                                                     Aetna Investment Services, Inc., November 1994 to
                                                     present; Director, Aetna Insurance Company of
                                                     America, May 1994 to present.
 ------------------------------------------------------------------------------------------------------------
 Sidney Koch                   Trustee               Financial Adviser, self-employed, January 1993 to
 455 East 86th Street                                present; Senior Adviser, Daiwa Securities America,
 New York, New York                                  Inc., January 1992 to January 1993; Executive Vice
 Age 61                                              President, Member of Executive Committee, Daiwa
                                                     Securities America, Inc., January 1986 to January
                                                     1992.
 ------------------------------------------------------------------------------------------------------------
 Corine T. Norgaard            Trustee, Chair        Dean of the Barney School of Business, University
 556 Wormwood Hill             Audit Committee       of Hartford, (West Hartford, CT), August 1996 to
 Mansfield Center,             and Contract          present; Professor, Accounting and Dean of the
 Connecticut                   Committee             School of Management, Binghamton University,
 Age 59                                              (Binghamton, NY), August 1993 to August 1996;
                                                     Professor, Accounting, University of Connecticut,
                                                     (Storrs, Connecticut), September 1969 to June
                                                     1993; Director, The Advest Group (holding
                                                     company for brokerage firm) through September
                                                     1996.
 ------------------------------------------------------------------------------------------------------------
 Richard G. Scheide            Trustee               Trust and Private Banking Consultant, David Ross
 11 Lily Street                                      Palmer Consultants, July 1991 to present.
 Nantucket, Massachusetts
 Age 67
 ------------------------------------------------------------------------------------------------------------

* Interested persons as defined in the Investment Company Act of 1940 (1940
  Act).

During the year ended December 31, 1996, members of the Boards of the Funds within the Aetna Mutual Fund Complex who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Funds. Effective November 1, 1995, members of the Boards who are not affiliated as employees of Aetna or its subsidiaries are entitled to receive an annual retainer of $30,000 for service on the Boards of the Funds within the Aetna Mutual Fund Complex. In addition, each such member will receive a fee of $5,000 per meeting for each regularly scheduled Board meeting; $5,000 for each Contract Committee meeting which is held on any day on which a regular Board meeting is not scheduled; and $3,000 for each committee meeting other than for a Contract Committee meeting on any day on which a regular Board meeting is not scheduled. A Committee Chairperson fee of $2,000 each will be paid to the Chairperson of the Contract and Audit Committees. All of the above fees are to be allo-


16 Aetna Income Shares
cated proportionately to each Fund within the Aetna Mutual Fund Complex based on the net assets of the Fund as of the date compensation is earned.

As of December 31, 1996, the unaffiliated members of the Trustees were compensated as follows:

                                                            Total
                                                        Compensation
                                                        from Registrant
                                     Aggregate            and Fund
       Name of Person,              Compensation        Complex Paid
          Position                 from Registrant       to Trustees
          --------                 ---------------       -----------
Corine Norgaard                    $4,786.00             $72,950.00
Trustee and Chairman,
Audit and Contract Committees
Sidney Koch                        $4,786.00             $72,950.00
Trustee and Member,
Audit and Contract Committees
Maria T. Fighetti                  $4,195.00             $63,950.00
Trustee and Member,
Audit and Contract Committees
Morton Ehrlich                     $4,195.00             $63,950.00
Trustee and Member,
Audit and Contract Committees
Richard G. Scheide                 $4,523.00             $68,950.00
Trustee and Member,
Audit and Contract Committees
David L. Grove*                    $4,523.00             $68,950.00
Trustee and Member,
Audit and Contract Committees

* Mr. Grove elected to defer all such compensation under an existing deferred compensation plan.

     The Fund has applied for an Order by the Securities and Exchange Commission to allow the Trustees who are not affiliated with Aetna Inc. or any of its subsidiaries to defer all or a portion of their compensation in accordance with the terms of a new Deferred Compensation Plan (Plan). Under the Plan, compensation deferred by an unaffiliated Director is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more Series of Aetna Series Fund, Inc. designated by the Director. The amount paid to the unaffiliated Director under the Plan will be based upon the performance of such investments. Deferral of compensation in accordance with the Plan will have a negligible effect on the assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to the Director.

             CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF THE FUND

     As of March 31, 1997, the Company and its affiliates owned (99.15%) shares of the Fund which were allocated to variable annuity and variable life insurance separate accounts to fund obligations under VA Contracts and VLI Policies. Contract holders in these separate accounts are provided the right to direct the voting of Fund shares at shareholder meetings. The Company and its affiliates vote the shares that they own in these separate accounts in accordance with contract holders' directions. Undirected shares of the Fund will be voted for each Account in the same proportion as directed shares.


                                                          Aetna Income Shares 17

                         INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement (Advisory Agreement) appointing Aetna as its Investment Adviser. The Advisory Agreement was adopted by the Board of Trustees in February 1996, and approved by the shareholders in June 1996. The Advisory Agreement has been effective since August 1, 1996. The Advisory Agreement will remain in effect if approved at least annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund, at a meeting called for that purpose, and held in person. The Advisory Agreement may be terminated without penalty at any time by the Trustees or by a majority vote of the outstanding voting securities of the Fund, or it may be terminated on sixty days' written notice by Aetna. The Advisory Agreement terminates automatically in the event of assignment.

This Advisory Agreement replaces a prior agreement with Aetna that was approved by shareholders in April 1994. Under both advisory agreements and subject to the direction of the Board of Trustees, Aetna has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities, the calculation of net asset values and the preparation of financial and other reports as requested by the Board. Under both the old and the new agreements, Aetna is given the right to delegate any or all of its obligations to a subadviser.

The Advisory Agreement provides that Aetna is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or trustees of the Fund. The Fund is responsible for payment of all of its other costs; however, under the Administrative Services Agreement described below, Aetna has agreed to pay all direct expenses for the Fund except for broker's commissions and other costs incurred in effecting transactions on behalf of the Fund.

For its services under the prior agreement, Aetna received a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. Under the new Advisory Agreement, Aetna receives an advisory fee at an annual rate of 0.40% of the average daily net assets of the Fund, payable monthly. For the years ended December 31, 1994, 1995 and 1996, the Fund paid Aetna investment advisory fees of $1,470,846, $1,534,803 and $2,033,785, respectively.

                             SUBADVISORY AGREEMENT

The Fund and Aetna have entered into a Subadvisory Agreement with Aeltus Investment Management, Inc. (Aeltus) effective August 1, 1996. The Subadvisory Agreement will remain in effect if approved at least annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund, at a meeting, called for that purpose, and held in person. The Subadvisory Agreement may be terminated without penalty at any time by the Trustees or by a majority of the outstanding voting securities of the Fund or terminated on sixty days' written notice by the Adviser, the Fund or the Subadviser. The Subadvisory Agreement terminates automatically in the event of its assignment.

Under the Subadvisory Agreement, Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies subject to the supervision of Aetna and the Trustees and for preparing and providing accounting and financial information as requested by the Adviser and the Trustees. The Subadviser pays the salaries, employment benefits and other related costs of its personnel. For its services, Aetna has agreed to pay the Subadviser a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund, payable monthly. This fee is not charged to the Fund but is paid by Aetna out of its investment advisory fees.

Aetna, as the Investment Adviser, retains overall responsibility for monitoring the investment program maintained by Aeltus for compliance with applicable laws and regulations and the Fund's investment objective and policies.


18 Aetna Income Shares

                       ADMINISTRATIVE SERVICES AGREEMENT

The Fund entered into an Administrative Services Agreement with Aetna effective May 1, 1996 under which Aetna provides all administrative services for the Fund and pays all ordinary recurring costs of the Fund (except brokerage costs and other transaction costs). These are costs that the Fund would otherwise be required to pay under the terms of the Investment Advisory Agreement. As a result, the Fund's costs and fees are limited to the advisory fee, the administrative services charge and brokerage and transaction costs. For its services and as reimbursement for the costs it incurs under the Administrative Services Agreement, Aetna receives an annual fee, payable monthly, at a rate of 0.08% of the average daily net assets of the Fund.

The Administrative Services Agreement will remain in effect if approved annually by a majority of the Trustees. It may be terminated by either party on sixty days' written notice.

Prior to May 1, 1996, Aetna provided administrative services under an agreement that allowed for the reimbursement of a proportionate share of Aetna's overhead in administering the Fund and the Fund reimbursed Aetna directly for all other costs. The total of the direct costs and administrative costs reimbursed to Aetna for the years ended December 31, 1994, 1995 and 1996 were $446,926, $414,281 and $430,403, respectively.

                               LICENSE AGREEMENT

The Fund uses the service mark of Aetna Income Share and the name "Aetna" with the permission of Aetna Inc. granted under a License Agreement. The continued use is subject to the right of Aetna Inc. to withdraw this permission in the event Aetna or another subsidiary or affiliated corporation of Aetna Inc. should not be the investment adviser of the Fund.

                   BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Fund's Board of Trustees, Aetna and Aeltus have responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund's portfolio and for negotiating any brokerage commissions thereon. It is the policy of Aetna and Aeltus to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

In implementing their trading policy, Aetna and Aeltus may place the Fund's portfolio transactions with such brokers or dealers and for execution in such markets as, in the opinion of Aetna and Aeltus, will lead to best overall quality of execution.

Aetna and Aeltus currently receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades in securities held by the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades in the Fund's securities and advice as to the valuation of securities. Aetna and Aeltus consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aetna and Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided


                                                          Aetna Income Shares 19
by the broker, taking into consideration research and other services provided. When either Aetna or Aeltus believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aetna or Aeltus.

Consistent with securities laws and regulations, Aetna and Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or(2) by means of separate, non-commission payments. Aetna's and Aeltus' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aetna's and Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Fund. Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aetna and Aeltus in servicing all of their accounts; not all such services will be used to benefit the Fund. The Fund has no present intention to effect any brokerage transactions in Fund securities with Aetna or any affiliate of the Fund or Aetna except in accordance with applicable Commission rules. All transactions will comply with Rule 17e-1 under the 1940 Act.

Certain officers of Aetna and Aeltus also manage the securities portfolios of Aetna's own accounts. Further, Aetna and Aeltus also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts. Aetna and Aeltus have adopted policies designed to prevent disadvantaging the Fund in placing orders for the purchase and sale of securities for the Fund.

To the extent Aetna or Aeltus desires to buy or sell the same security at or about the same time for more than one client, the purchases or sales will normally be aggregated (or "bunched") and allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

The Board of Trustees has adopted a policy allowing trades to be made between registered investment companies provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, the Fund may buy a security from or sell another security to another registered investment company advised by Aetna.

The Trustees have adopted a Code of Ethics governing personal trading by persons who manage or who have access to trading activity by a Fund. The Code of Ethics allows trades to be made in securities that may be held by a Fund; however, it prohibits a person from taking advantage of Fund trades or from acting on inside information.

For 1994, 1995 and 1996, the Fund paid brokerage commissions of $56,222, $9,900 and $3,622, respectively.

For the fiscal year ended December 31, 1996, there were no portfolio transactions directed to certain brokers because of research or other services. No brokerage business was placed with any brokers affiliated with Aetna during the last three fiscal years.


                             DESCRIPTION OF SHARES

Aetna Income Shares was originally established as a Maryland corporation in 1973 and was converted to a Massachusetts business trust on May 1, 1984. It currently oeprates under a Declaration of Trust (Declaration) dated January 25, 1984.

The Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a single class, each of which represents a proportionate interest in the Fund equal to each other share. The Trustees have the power to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportional beneficial interest in the Fund.

Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Fund shares are fully paid and nonassessable, except as set forth below.

20 Aetna Income Shares

Shareholder and Trustee Liability

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not true in the case of a corporation. The Declaration provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made by the Fund shall contain a provision to the effect that shareholders are not personally liable thereunder. With respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, and claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

The Declaration further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Voting Rights

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. Participants who select the Fund for investment through their VA Contract or VLI Policy are not the shareholders of the Fund. The insurance companies who issue the separate accounts generally pass through voting to Participants as described in the prospectus for the applicable VA Contract or VLI Policy. A meeting of the shareholders at which Trustees were elected was most recently held on April 13, 1994. Thereafter, no further meeting of shareholders for the purpose of electing Trustees will be held unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees. Vacancies occurring between such meetings shall be filled in an otherwise legal manner if, immediately after filling any such vacancy, at least two-thirds of the Trustees holding office have been elected by shareholders. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Trustees may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares; (4) by written declaration filed with Mellon Bank, N.A., the Fund's custodian, signed by two-thirds of the Fund's shareholders. Any Trustee may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of Income Shares, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

The Declaration may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Trustees and consented to by a majority of the shareholders. The Trustees may also amend the Declaration without the vote or consent of shareholders if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so.

Shares have no preemptive or conversion rights.


                       PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are purchased and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form by Firstar Trust Company (Firstar). No sales charge or redemption charge is made. The value of shares redeemed may be more or less than the shareholder's cost,


                                                          Aetna Income Shares 21
depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by Firstar. Any written request to redeem shares must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a commercial bank, trust company or a member of a national securities exchange. Firstar will, on request, explain any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity. However, the right to redeem Fund shares may be suspended or payment therefore postponed for any period during which (a) trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.


An open account is automatically set up and maintained for each shareholder to facilitate the voluntary accumulation of Fund shares. The open account system makes unnecessary the issuance and delivery of stock certificates, thereby relieving shareholders of the responsibility of safekeeping. Through the open account system, each shareholder is informed of his or her holdings after any transaction affecting the number of shares he or she owns. Share certificates will not be issued.


                             PRINCIPAL UNDERWRITER

The Company is the principal underwriter of the Fund pursuant to a contract (Underwriting Agreement) between it and the Fund. The Underwriting Agreement will remain in effect through December 1997 and may be continued annually thereafter if approved annually by the Board of Trustees of the Fund or by a vote of holders of a majority of the Fund's shares. This Underwriting Agreement may be terminated at any time, by either party, without the payment of any penalty, on sixty (60) days' written notice to the other party.


                                  TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies must consult the prospectuses of their respective contracts or policies for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.

Qualification as a Regulated Investment Company


The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, the Fund generally is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (Distribution Requirement), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities)

22 Aetna Income Shares
and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (Short-Short Gain Test). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code
Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256, will generally be treated as ordinary income or loss.

For purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.


Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized

                                                          Aetna Income Shares 23
upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256, provided that the contract is actually held by the Fund uninterrupted for a total of at least three months.

Because only a few regulations regarding the treatment of swap agreements and other financial derivatives have been issued, the tax consequences of transactions in these types of instruments are not always entirely clear. The Fund intends to account for derivatives transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company and/or its compliance with the diversification requirement under Code section 817(h) might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which it will be able to engage in swap agreements.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Finally, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued by or guaranteed by agencies and instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end

24 Aetna Income Shares
of each calendar quarter (or within 30 days thereafter) no more than 55% of a fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies


A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the dividends-received deduction for corporate shareholders.


The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held its shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. All distributions paid to Aetna or its affiliates, whether characterized as ordinary income or capital gain, are not taxable to VA Contract or VLI Policy holders.


If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund

                                                          Aetna Income Shares 25
on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.


Distributions paid to Aetna or its affiliates will be reinvested in additional shares. Distributions to other shareholders will be reinvested in additional Fund shares unless Firstar Trust Company, the Fund's transfer agent, is otherwise notified in writing prior to the record date for such distributions.


Shareholders receiving a distribution in the form of either cash or additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Shares


Shareholders will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held, or deemed under Code rules to be held, for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Although gain or loss realized on shares redeemed through the direction of VA Contract or VLI Policy holders is taxable to Aetna or its affiliates, such VA Contract or VLI Policy holders will not be subject to tax.


Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

26 Aetna Income Shares

                                NET ASSET VALUE

Securities of the Fund are generally valued by independent pricing services. Equity securities of the Fund which are traded on a registered securities exchange are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Short-term debt securities maturing in sixty days or less at the date of purchase will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Long-term debt securities traded on a national securities exchange are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.


Call options written by the Fund and put options are valued at the mean of the last bid and asked price on the principal exchange where the option is traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

                            PERFORMANCE INFORMATION

Total return of a Fund for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $10,000 investment in the Fund made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $10,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $10,000 investment in the Fund during that period. Total return calculations assume that all Fund distributions are reinvested at net asset value on their respective reinvestment dates.

The performance of the Fund may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

The performance of the Fund is commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $10,000 ("P") over a period of time ("n") according to the formula:

                                P(1 + T)(n) = ERV

The total return(s) of the Fund calculated based on the formula above for the one, five and ten year periods ended December 31, 1996 are 3.60%, 6.77% and 8.83%, respectively.


                                   CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258 serves as custodian for assets of the Fund. The custodian does not participate in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                              INDEPENDENT AUDITORS


KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103 serves as independent auditors to the Fund. KPMG Peat Marwick LLP, provides audit services, assistance and consultation in connection with Commission filings.


                                                          Aetna Income Shares 27

                              FINANCIAL STATEMENTS

Financial Statements for Aetna Income Shares are incorporated herein by reference to the Annual Report dated December 31, 1996. The Annual Report is available upon request and without charge by calling 1-800-238-6263 or by writing to Aetna Income Shares at 151 Farmington Avenue, Hartford, CT 06156.


28 Aetna Income Shares

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)      Financial Statements:
              (1)  Included in Part A:
                    Financial Highlights
              (2) Included in Part B by incorporation by reference to the Fund's Annual Report dated December 31, 1996, as filed electronically with the Securities and Exchange Commission on March 7, 1997 (File No. 811-2361): Portfolio of Investments
                    Statement of Assets and Liabilities as of December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statements of Changes in Net Assets for the years ended December 31, 1996 and 1995
                    Notes to Financial Statements
                    Independent Auditors' Report

     (b)      Exhibits:
              (1)      Charter (Declaration of Trust)(1)
              (2) Amended and Restated Bylaws (adopted by Board of Trustees September 14, 1994)(1)
              (3)      Not Applicable
              (4)      Instruments Defining Rights of Holders(2)
              (5)(a) Investment Advisory Agreement between Aetna Life Insurance and Annuity Company and Aetna Income Shares (August 1, 1996)
              (5)(b) Subadvisory Agreement between Aetna Life Insurance and Annuity Company, Aetna Income Shares and Aeltus Investment Management, Inc. (August 1, 1996)
              (6) Underwriting Agreement between Aetna Life Insurance and Annuity Company and Aetna Income Shares (April 30, 1996)
              (7)      Not Applicable
              (8)      Custodian Agreements and Depository Contracts(1)
              (9)(a) Administrative Services Agreement between Aetna Life Insurance and Annuity Company and Aetna Income Shares (May 1, 1996)(1)
              (9)(b)   License Agreement (March 2, 1973)
              (10)(a)  Opinion of Counsel(3)
              (10)(b)  Consent of Counsel
              (11)     Consent of Independent Auditors
              (12)     Not Applicable

              (13)     Not Applicable
              (14)     Not Applicable
              (15)     Not Applicable
              (16)     Schedule for Computation of Performance Data
              (17)     See Item 27 below
              (18)     Not Applicable
              (19)     Powers of Attorney(4)
              (27)     Financial Data Schedule

1. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 2-47232), as filed electronically with the Securities and Exchange Commission on April 25, 1996.
2. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-1A (File No. 2-47232), as filed electronically with the Securities and Exchange Commission on June 7, 1996.
3. Incorporated herein by reference to Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission on February 28, 1997.
4. Incorporated herein by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 2-51739), as filed electronically with the Securities and Exchange Commission on April 11, 1997.

Item 25. Persons Controlled by or Under Common Control

         Registrant is a Massachusetts business trust for which separate financial statements are filed. As of February 28, 1997, Aetna Life Insurance and Annuity Company owned 98.96% of Registrant's outstanding voting securities.

         Aetna Life Insurance and Annuity Company is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly-owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly-owned subsidiary of Aetna Inc.

         A list of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 of Post-Effective Amendment No. 2 to the Registration Statement on
         Form N-4 (File No. 33-61897), as filed electronically with the Securities and Exchange Commission on April 11, 1997.

Item 26. Number of Holders of Securities

         (1) Title of Class                  (2) Number of Record Holders
             --------------                      ------------------------
         Shares of Beneficial Interest           369 as of February 28, 1997
         $1.00 par value

Item 27. Indemnification

         Article V of the Registrant's Declaration of Trust, incorporated herein by reference to Exhibit 24(b)(1) to Registrant's Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 2-47232), as filed electronically on April 25, 1996, provides indemnification for Registrant's trustees and officers.

         In addition, the Registrant's trustees and officers are covered under director and officer liability policies issued by National Union Fire Insurance Company, which generally indemnify the Registrant's trustees and officers for judgments and expenses in proceedings brought against them solely by reason of their positions as trustees and officers (in the absence of gross neglect or misfeasance). The policy expires on October 1, 1997.

Item 28. Business and Other Connections of Investment Adviser

         The Investment Adviser, Aetna Life Insurance and Annuity Company (Aetna), is an insurance company that issues variable and fixed annuities, and variable and universal life insurance policies and acts as principal underwriter and depositor for separate accounts holding assets for variable contracts and policies. It also acts as the principal underwriter and investment adviser for the Registrant and Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., and Aetna Variable

         Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

         The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

----------------------------------------------------------------------------------------------------------
 Name                     Positions and Offices               Other Principal Position(s) Held
                          with Investment Adviser             Since Oct. 31, 1994/Addresses*/**
----------------------------------------------------------------------------------------------------------
Daniel P. Kearney         Director, President and             Director and President (since March 1996) --
                          Executive Officer                   Aetna Retirement Holdings, Inc.; President
                                                              (since December 1995) -- Aetna Retirement
                                                              Services, Inc.; President (since December
                                                              1993) -- Aetna Life Insurance and Annuity
                                                              Company; Executive Vice President (since
                                                              December 1993) -- Aetna Inc. (formerly
                                                              Aetna Life and Casualty Company); Director
                                                              (since 1992) -- MBIA, Inc.

Christopher J. Burns      Director and Senior Vice            Director, Aetna Financial Services, Inc.
                          President                           (since January 1996), and Aetna Investment
                                                              Services, Inc. (since July 1992) and
                                                              President, Chief Operations Officer (since
                                                              November 1996) -- Aetna Investment Services,
                                                              Inc.; Director (since March 1996) -- Aetna
                                                              Retirement Holdings, Inc.

Laura R. Estes            Director and Senior Vice            Director (since December 1996) -- Aetna
                          President                           Insurance Agency Holding Company, Inc.);
                                                              Director (since March 1996) -- Aetna
                                                              Retirement Holdings, Inc.; Senior Vice
                                                              President (since March 1991) -- Aetna Life
                                                              Insurance and Annuity Company.


----------------------------------------------------------------------------------------------------------
 Name                     Positions and Offices               Other Principal Position(s) Held
                          with Investment Adviser             Since Oct. 31, 1994/Addresses*/**
----------------------------------------------------------------------------------------------------------
J. Scott Fox              Director and Senior Vice            Director and Senior Vice President (since
                          President                           March 1997) -- Aetna Retirement Holdings,
                                                              Inc.; Senior Vice President (since March
                                                              1997) -- Aetna Life Insurance and Annuity
                                                              Company; Managing Director, Chief Operating
                                                              Officer, Chief Financial Officer, Treasurer
                                                              (April 1994 - March 1997) -- Aeltus
                                                              Investment Management, Inc.

Timothy A. Holt           Director, Senior Vice President     Senior Vice President and Chief Financial
                          and Chief Financial Officer         Officer (since February 1996) -- Aetna Life
                                                              Insurance and Annuity Company; Vice President
                                                              (June 1991 - February 1996) -- Portfolio
                                                               Management/Investment Group, Aetna Inc.
                                                              (formerly known as Aetna Life and Casualty
                                                              Company); Director (since March 1996) --
                                                              Aetna Retirement Holdings, Inc.; Vice
                                                              President (since September 1996) -- Aetna
                                                              Retirement Holdings, Inc.

Gail P. Johnson           Director and Vice President         Vice President (since December 1992) --
                                                              Aetna Life Insurance and Annuity Company.

John Y. Kim               Director and Senior Vice            President (since December 1995) -- Aeltus
                          President                           Investment Management, Inc.; Chief
                                                              Investment Officer (since May 1994) -- Aetna
                                                              Life Insurance and Annuity Company.


----------------------------------------------------------------------------------------------------------
 Name                     Positions and Offices               Other Principal Position(s) Held
                          with Investment Adviser             Since Oct. 31, 1994/Addresses*/**
----------------------------------------------------------------------------------------------------------
Shaun P. Mathews          Director and Vice President         Director (since December 1996) -- Aetna
                                                              Insurance Agency Holding Company, Inc.; Vice
                                                              President (since February 1996), Senior Vice
                                                              President (March 1991 - Present) -- Aetna
                                                              Life Insurance and Annuity Company;
                                                              Director, Aetna Investment Services, Inc.
                                                              (since July 1993), and Aetna Insurance
                                                              Company of America (since February 1993).

Glen Salow                Director and Vice President         Vice President (since 1992) -- Aetna Life
                                                              Insurance and Annuity Company.

Creed R. Terry            Director and Vice President         Vice President (since February 1996), Market
                                                              Strategist (August 1995 - February 1996) --
                                                              Aetna Life Insurance and Annuity Company;
                                                              President, (1991 - 1995) Chemical Technology
                                                              Corporation (a subsidiary of Chemical Bank).

Kirk P. Wickman           Vice President, General             Vice President, General Counsel and
                          Counsel and Secretary               Corporate Secretary (since March 1997) --
                                                              Aetna Retirement Holdings, Inc.; Vice
                                                              President, General Counsel and Secretary
                                                              (since November 1996) -- Aetna Life
                                                              Insurance and Annuity Company; Vice President
                                                              and Counsel (June 1992 - November 1996) --
                                                              Aetna Life Insurance Company.


----------------------------------------------------------------------------------------------------------
 Name                     Positions and Offices               Other Principal Position(s) Held
                          with Investment Adviser             Since Oct. 31, 1994/Addresses*/**
----------------------------------------------------------------------------------------------------------
Deborah Koltenuk          Vice President and Treasurer,       Vice President, Investment Planning and
                          Corporate Controller                Financial Reporting (April 1996 to July
                                                              1996) -- Aetna Life Insurance Company;
                                                              Vice President, Investment Planning and
                                                              Financial Reporting (October 1994 to
                                                              April 1996) Aetna Life Insurance Company,
                                                              the Aetna Casualty and Surety Company and
                                                              The Standard Fire and Insurance Company;
                                                              Vice President and Treasurer, Corporate
                                                              Controller (since March 1996) -- Aetna
                                                              Retirement Holdings, Inc.

 Frederick D. Kelsven     Vice President and Chief            Director of Compliance (January 1985 to
                          Compliance Officer                  September 1996) -- Nationwide Life Insurance
                                                              Company.

  * The principal business address of each person named is 151 Farmington Avenue, Hartford, Connecticut 06156.
  ** Certain officers and directors of the investment adviser currently hold (or have held during the past two years) other positions with affiliates of the Registrant that are not deemed to be principal positions.

For information regarding Aeltus Investment Management, Inc. (Aeltus), the subadviser for the Fund, reference is hereby made to "Management of The Fund" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Aeltus, reference is hereby made to the current Form ADV (File No. 801-9046) of Aeltus filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 29. Principal Underwriters

         (a) In addition to serving as the principal underwriter and investment adviser for the Registrant, Aetna Life Insurance and Annuity Company (Aetna) also acts as the principal underwriter and investment adviser for Aetna Variable Fund, Aetna Series Fund, Inc., Aetna Generation Portfolios, Inc., Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna Variable Portfolios, Inc., and Aetna GET Fund (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna,

              Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

         (b)  The following are the directors and principal officers of the
              Underwriter:

Name and Principal                  Positions and Offices                           Positions and Offices
Business Address*                   with Principal Underwriter                      with Registrant
------------------                  --------------------------                      ---------------------
Daniel P. Kearney                   Director and President                          Trustee

Timothy A. Holt                     Director, Senior Vice President and Chief       Trustee
                                    Financial Officer

Christopher J. Burns                Director and Senior Vice President

Laura R. Estes                      Director and Senior Vice President

J. Scott Fox                        Director and Senior Vice President              Vice President and Treasurer

Gail P. Johnson                     Director and Vice President

John Y. Kim                         Director and Senior Vice President

Shaun P. Mathews                    Director and Vice President                     Trustee and President

Glen Salow                          Director and Vice President

Creed R. Terry                      Director and Vice President

Kirk P. Wickman                     Vice President, General Counsel and Secretary

Deborah Koltenuk                    Vice President and Treasurer, Corporate
                                    Controller

Frederick D. Kelsven                Vice President and Chief Compliance Officer

* The principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156.

         (c)      Not applicable.

Item 30. Location of Accounts and Records

         As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aetna, maintain physical possession of each account, book and other documents at their principal place of business located at:

                           151 Farmington Avenue
                           Hartford, Connecticut 06156

         Shareholder records of direct shareholders are maintained by the transfer agent, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53261.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant undertakes that if requested by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will hold a shareholder meeting for the purpose of voting on the removal of one or more Trustees and will assist with communication concerning that shareholder meeting as if Section 16(c) of the 1940 Act applied.

         The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Income Shares (Registrant) certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 47 to Registration Statement on Form N-1A (File No. 2-47232) and has duly caused this Post-Effective Amendment No. 47 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut, on the 11th day of April, 1997.


                                            AETNA INCOME SHARES
                                                Registrant

                                            By  Shaun P. Mathews *
                                                -------------------
                                                Shaun P. Mathews
                                                President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on April 11, 1997 in the capacities indicated.

Signature                          Title                                      Date
---------                          -----                                      ----
Shaun P. Mathews*                  President and Trustee               )
--------------------------------   (Principal Executive Officer)       )
Shaun P. Mathews                                                       )
                                                                       )
Morton Ehrlich*                    Trustee                             )
--------------------------------                                       )
Morton Ehrlich                                                         )
                                                                       )     April
Maria T. Fighetti*                 Trustee                             )     11, 1997
--------------------------------                                       )
Maria T. Fighetti                                                      )
                                                                       )
David L. Grove*                    Trustee                             )
--------------------------------                                       )
David L. Grove                                                         )
                                                                       )
Timothy A. Holt*                   Trustee                             )
--------------------------------                                       )
Timothy A. Holt                                                        )
                                                                       )
Daniel P. Kearney*                 Trustee                             )
--------------------------------                                       )
Daniel P. Kearney                                                      )





Sidney Koch*                       Trustee                             )
--------------------------------                                       )
Sidney Koch                                                            )
                                                                       )
Corine T. Norgaard*                Trustee                             )
--------------------------------                                       )
Corine T. Norgaard                                                     )
                                                                       )
Richard G. Scheide*                Trustee                             )
--------------------------------                                       )
Richard G. Scheide                                                     )
                                                                       )
J. Scott Fox*                      Vice President and Treasurer        )
--------------------------------   (Principal Financial and
J. Scott Fox                       Accounting Officer)                 )



By: /s/ Susan E. Bryant
    ------------------------------
    *Susan E. Bryant
    Attorney-in-Fact

                               Aetna Income Shares
                                  EXHIBIT INDEX

Exhibit No.      Exhibit                                                                       Page
-----------      -------                                                                       ----
99-(b)(1)        Declaration of Trust                                                            *

99-(b)(2)        Amended and Restated Bylaws                                                     *

99-(b)(4)        Instruments Defining Rights of Holders                                          *

99-(b)(5)(a)     Investment Advisory Agreement between Aetna Life Insurance and
                 Annuity Company and Aetna Income Shares                                     ---------

99-(b)(5)(b)     Subadvisory Agreement between Aetna Life Insurance and Annuity
                 Company, Aetna Income Shares and Aeltus Investment Management, Inc.         ---------

99-(b)(6)        Underwriting Agreement between Aetna Life Insurance and Annuity
                 Company and Aetna Income Shares                                             ---------

99-(b)(8)        Custodian Agreements and Depository Contracts                                   *

99-(b)(9)(a)     Administrative Services Agreement between Aetna Life Insurance and              *
                 Annuity Company and Aetna Income Shares

99-(b)(9)(b)     License Agreement                                                           ---------

99-(b)(10)(a)    Opinion of Counsel                                                              *

99-(b)(10)(b)    Consent of Counsel                                                          ---------

99-(b)(11)       Consent of Independent Auditors                                             ---------

99-(b)(16)       Schedule for Computation of Performance Data                                ---------

99-(b)(19)       Powers of Attorney                                                              *

27               Financial Data Schedule                                                     ---------

* Incorporated by reference